UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14C

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                    Check the appropriate box:

[x]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement

      ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC.
         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies: NA

      (2)   Aggregate number of securities to which transaction applies: NA

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): NA

      (4)   Proposed maximum aggregate value of transaction: NA

      (5)   Total fee paid: NA

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

      ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC.
                406 West 10600 South, Suite 610,
                    Salt Lake City, UT  84092

         INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                 REQUESTED NOT TO SEND US A PROXY


Dear Shareholder:

       The enclosed information statement is being furnished to shareholders of record on August 30, 2004 (the "Record Date") of ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC.("ELLIS" or the "Company"), a Delaware corporation, in connection with the following action taken by written consent of the holder of a majority of the outstanding shares of our stock entitled to vote on the following proposal:

     To amend our Certificate of Incorporation to increase the number of our shares from 70,000,000 to 90,000,000 through the increase in the authorized common shares from 50,000,000 to 70,000,000 with no increase in the authorized preferred shares.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON August 30, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


        August __, 2004          /s/
                                    -----------------------------------
                                    Francis Otto, Chairman of the Board

      ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC.
                406 West 10600 South, Suite 610,
                    Salt Lake City, UT  84092



              INFORMATION STATEMENT FOR SHAREHOLDERS

     The Board of Directors of ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC., a Delaware corporation ("ELLIS" or "the Company") is furnishing this Information Statement to its shareholders of record as of August 30, 2004 in connection with an amendment (the "Amendment") to the Company's Certificate of Incorporation that was approved by the written consent of a majority of its shareholders.

     The Amendment has been approved in writing by shareholders holding a majority of the Company's outstanding Voting Stock, voting as a single class, and has been approved in writing by the holders of 100% of the Company's outstanding preferred shares, voting as a single class. The Amendment increases the number of the Company's authorized shares from 70,000,000 to 90,000,000. This increase in the Company's authorized capital stock shall be effected by increasing the number of the Company's authorized common shares from 50,000,000 (par value $0.00001) to 70,000,000 (par value $0.00001); there will be NO increase in the authorized preferred shares. The Company's Board of Directors has deemed the amendment advisable and in the Company's best interests.

     Holders of a majority of the Company's outstanding Voting Stock have approved the Amendment in accordance with the Company's Certificate of Incorporation, Bylaws and Delaware General Corporation Law. The holders of 100% of the Company's convertible preferred shares have also approved the Amendment, as required under Article IV, subparagraph 5 of the Company's Certificate of Incorporation, Bylaws and Delaware General Corporation Law. However, these actions and the Amendment will not be effective until at least 20 days after this Information Statement has first been sent to shareholders.


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                 REQUESTED NOT TO SEND US A PROXY


     This Information Statement is first being mailed to shareholders on or about September __, 2004.

                      QUESTIONS AND ANSWERS

Q:     What am I being asked to approve?

A:     You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the Company's outstanding Voting Stock, voting as a single class, and the holders of 100% of the Series A Preferred Stock and Series B Preferred Stock, voting as a single class, have already approved an increase in the authorized common stock from 50,000,000 shares to 70,000,000 shares of Common Stock, which will increase our total authorized capital to 90,000,000 shares. The Company's Board of Directors deemed the amendment advisable at a duly authorized special meeting at which a quorum was present on August 2, 2004, and set the record date for shareholders entitled to vote thereon for August 30, 2004.

Q:     Why have the Board of Directors and a majority of the shareholders approved these actions?

A:    This action is necessary to provide sufficient available capital stock to seek future equity funding and to ensure sufficient shares to honor any conversion rights of our outstanding preferred shares.

General Information Concerning the Company
------------------------------------------

       English Language Learning and Instruction System, Inc., a Delaware corporation based in Salt Lake City, Utah, is a leading provider of interactive multimedia software used in teaching the English language. Our flagship product is "ELLIS", a series of interactive multi-media software programs that provide English language instruction. ELLIS combines text, translation in over 60 languages, full-motion video and digitized sound, voice recording, graphics and animation in a comprehensive and user-friendly environment for learners at virtually all English language proficiency levels.

      The Company was founded by Dr. Frank Otto in 1990. Dr. Otto has devoted over 40 years to applying technology to language teaching and learning. Dr. Otto was an Associate Professor of Linguistics at the Ohio State University from 1966 until 1972; then a Full Professor of Linguistics at the University of the Americas (Puebla, Mexico, '72 '75) and Brigham Young University (Provo, Utah, '75 '90).

      The Company's management is focused on three major areas: (1) increasing sales opportunities; (2) controlling costs; and (3) continuously improving the ELLIS products and their technology.

Outstanding Shares and Voting Rights
------------------------------------

     Our Certificate of Incorporation presently authorizes the issuance of 70,000,000 shares of stock, $0.00001 par value per share, of which 16,904,032 shares are issued and outstanding as of the Record Date of August 30, 2004 as follows:

    .   15,439,746 shares of common stock are outstanding
    .   1,464,286 preferred shares are outstanding

     As of August 30, 2004, the Record Date, each outstanding share is entitled to one vote on the proposed increase in capitalization. Only shareholders of record at the close of business on the Record Date are entitled to notice.

     Delaware General Corporation Law and our Certificate of Incorporation require the approval of shareholders who hold at least a majority of the voting power present at a meeting at which a quorum is present, as well as the vote of at least 66.7% of the outstanding Series A Preferred Stock and Series B Preferred Stock, voting as a single class, to amend the Company's Certificate of Incorporation to increase its authorized capitalization of shares of Common Stock. Section 228 of the Delaware Corporation Law also permits actions that would otherwise require a vote at a meeting of shareholders to be taken by written consent of the holders of at least the number of shares that would be necessary to authorize such actions at a
meeting.   Francis Otto, the majority shareholder and Chairman of the Board, owning 9,471,000 common shares or approximately 56% of the shares entitled to vote, has approved by written consent the actions described in this Information Statement. In addition, Article IV, subparagraph 5(a) of our Certificate of Incorporation requires that the Company receive approval from at least 66.67% of its outstanding Series A Preferred Shares and Series B Preferred Shares, voting together as a single class, on an as-converted basis, on any increase or decrease of the authorized number of shares of Common Stock or Series A and/or B Preferred Stock. Camden Partners Strategic II LLC, which controls various funds owning 100% of the Company's outstanding preferred shares, has provided written consent to the actions described in this Information Statement.

Approval of the Increase in Capitalization
------------------------------------------

     The proposed increase in capitalization from 50,000,000 common shares authorized to 70,000,000 common shares authorized, par value $0.00001, is intended to provide the Company with additional authorized capital to seek future equity funding and to ensure sufficient shares to honor the conversion rights of the preferred shareholders. Increasing the authorized capitalization requires the affirmative consent of at least a majority of the Company's outstanding shares (taking into account that preferred shareholders are entitled to vote their shares as if already converted into common shares). Francis Otto, who is also the Chairman of the Board, holding 9,471,000 common shares or 56% of the total outstanding shares entitled to vote, has given such written consent. The preferred shareholders must also approve the transaction in accordance with rights granted by our Certificate of Incorporation. Camden Partners has also provided such written consent.

Record Date
-----------

     The close of business on August 30, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this Information Statement.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon
-------------------------------------------------------------------------

     None of the Company's officers or directors or nominees, nor any associate of those individuals has any interest in the matter to be acted upon.

Proposals by Security Holders
------------------------------

     None.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------

     Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

     The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

     The Company can be reached at 406 West 10600 South, Suite 610,
Salt Lake City, UT 84092, phone (801) 858-0880 if a shareholder wishes to notify the Company that he wishes to receive a separate Information Statement; shareholders can also notify the Company if receiving multiple copies at the same address that they wish to receive single copies in the future.

Dissenters' Rights of Appraisal
-------------------------------

     Delaware General Corporation Law does not provide any dissenters' rights with respect to the matters contemplated in this Information Statement. Therefore, no dissenters' rights of appraisal will be available in connection with these actions.

Expenses of Information Statement
---------------------------------

     The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

Amendment to Certificate of Incorporation
------------------------------------------

     The proposed amendment to the Company's Certificate of Incorporation will increase the common stock authorized for issuance by the Company's Certificate of Incorporation from 50,000,000 to 70,000,000 common shares. There will be no increase in authorized preferred shares. As a result the Company will have a total authorized capital of 90,000,000 shares: 70,000,000 shares of common stock, par value $0.00001, and 20,000,000 preferred shares at par value $0.00001. There will continue to be only two series of convertible preferred shares designated, Series A and Series B.

      The Amendment to the Certificate of Incorporation will be filed with the Secretary of State of the state of Delaware within 20 days after the mailing of this Information Statement. The increase in the Company's authorized capital will be effected upon filing the Amendment with the Delaware Secretary of State. The first paragraph of Article IV of the Amended Certificate of Incorporation shall be amended in its entirety to read as follows:

                                ARTICLE IV

    This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is 90,000,000, with a par value of $0.00001 per share. The number of shares of Common Stock authorized to be issued is 70,000,000. The number of shares of Preferred Stock authorized to be issued is 20,000,000, of which 1,000,000 shares shall be designated "Series A Preferred Stock" and
    1,000,000 shares shall be designated "Series B Preferred Stock."   The
    Board of Directors, by resolution, may fix the designation and number of shares of any series, and may determine, alter, or revoke the rights, preferences, privileges or restrictions pertaining to any wholly unissued series, subject to Section 5 of this Article IV. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series prior or subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.

All remaining paragraphs of ARTICLE IV stay the same.


Available Information
---------------------

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission ("the SEC"). The Information Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained from the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

                            By Order of the Board of Directors of

                            ENGLISH LANGUAGE LEARNING AND INSTRUCTION, INC.



                            By     /s/ Francis R. Otto
                               -------------------------------------
                                   Francis R. Otto, Chairman



                            Exhibit A



                     CERTIFICATE OF AMENDMENT

                              TO THE

                   CERTIFICATE OF INCORPORATION

                                OF

      ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC.

    ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation Law, hereby certifies as follows:

     FIRST: The initial date of incorporation for the Company in the state of Delaware is January 17, 1999. The name under which the corporation was initially filed was "Lone Oak, Inc."

     SECOND: The Company's Second Amended and Restated Certificate of Incorporation was filed with and accepted by the Secretary of State of the state of Delaware on May 17, 2002.

    THIRD: The Certificate of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph of ARTICLE IV of the Certificate of Incorporation as follows:

                            ARTICLE IV

This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is 90,000,000, with a par value of $0.00001 per share. The number of shares of Common Stock authorized to be issued is 70,000,000. The number of shares of Preferred Stock authorized to be issued is 20,000,000, of which 1,000,000 shares shall be designated "Series A Preferred Stock" and 1,000,000 shares shall be designated
"Series B Preferred Stock."   The Board of Directors, by resolution, may fix
the designation and number of shares of any series, and may determine, alter, or revoke the rights, preferences, privileges or restrictions pertaining to any wholly unissued series, subject to Section 5 of this Article IV. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series prior or subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.

All remaining paragraphs of ARTICLE IV stay the same.

    The foregoing amendment to the Certificate of Incorporation of the Corporation was deemed advisable and was duly adopted and approved by resolution of the Board of Directors of the Corporation adopted by written consent dated August 2, 2004 in accordance with Sections 141 and 242 of the Delaware General Corporation Law, and written consent has been given in accordance with Section 228(e) of the Delaware General Corporation Law of Delaware.

   FOURTH: The foregoing amendment to the Certificate of Incorporation of the Corporation was duly adopted and approved by written consent of the stockholders dated August 30, 2004 in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation Law.

    IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of ENGLISH LANGUAGE LEARNING AND INSTRUCTION SYSTEM, INC., does hereby execute this Certificate of Amendment and affirms and acknowledges under penalties of perjury that this is his free act and deed and that the facts stated herein are true this __ day of August 2004.

  /s/ Rohit Patel
 ----------------------
   Rohit Patel, Chief Executive Officer